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                                                                   EXHIBIT 10.13

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

          This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of March 16, 2007, and entered into by and among ALLERGAN, INC. (the "Company"), the banks and other financial institutions signatory hereto that are parties as Banks to the Credit Agreement referred to below (the "Banks"), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent"), CITICORP USA INC., as syndication agent, and BANK OF AMERICA, N.A., as documentation agent.

                                    Recitals

          A. The Company, the Banks, and the Agents have entered into that certain Amended and Restated Credit Agreement dated as of March 31, 2006 (the "Credit Agreement"), by and among the Company, the Eligible Subsidiaries referred to therein, the Banks party thereto, the Administrative Agent, Citicorp USA Inc., as syndication agent, and Bank of America, N.A., as documentation agent. Capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement.

          B. The Company has requested certain modifications to the provisions of the Credit Agreement.

          C. The Banks are willing to agree to the modifications requested by the Company, on the terms and conditions set forth in this Amendment.

                                    Agreement

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Company and the Banks agree as follows:

          1. Amendment to Section 1.01 of the Credit Agreement. Clause (1) of the definition of Interest Period is amended by inserting the words "or such other period of time to be not less than three weeks nor more than two months thereafter," immediately following the phrase "ending one, two, three or six months thereafter."

          2. Effectiveness. This Amendment shall be effective as of the date hereof when the Administrative Agent shall have received from each of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

          3. Effect of Amendment; Ratification. From and after the date on which this Amendment becomes effective, all references to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the Notes shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. The Company confirms that as amended hereby, each of the Amended Credit Agreement and the Notes is in full force and effect.

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          4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          5. Counterparts; Integration. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, related to the subject matter hereof.


                                        2

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          IN WITNESS WHEREOF, each of the undersigned has duly executed this
Amendment as of the date set forth above.

                                        ALLERGAN, INC.


                                        By: /s/ Jeffrey L. Edwards
                                            ------------------------------------
                                        Name: Jeffrey L. Edwards
                                        Title: Exec. V.P., Finance and
                                               Business Dev. CFO


                                        By: /s/ James M. Hindman
                                            ------------------------------------
                                        Name: James M. Hindman
                                        Title: Sr. V.P. Treasury, Risk and
                                               Investor Relations


                                       S-1

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                                        JPMORGAN CHASE BANK, N.A.,
                                        individually and as Administrative Agent


                                        By: /s/ Dawn LeeLum
                                            ------------------------------------
                                        Name: Dawn LeeLum
                                        Title: Executive Director

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                                        CITICORP USA, INC.,
                                        individually and as Syndication Agent


                                        By: /s/ Carolyn Wendler
                                            ------------------------------------
                                        Name:  Carolyn Wendler
                                        Title: Managing Director and
                                               Vice President

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                                        BANK OF AMERICA, N.A.,
                                        individually and as Documentation Agent


                                        By: /s/ Jill J. Hogan
                                            ------------------------------------
                                        Name: Jill J. Hogan
                                        Title: Vice President

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                                        MORGAN STANLEY BANK


                                        By: /s/ Dawn M. Dawson
                                            ------------------------------------
                                        Name: Dawn M. Dawson
                                        Title: Authorized Signatory

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                                        WILLIAM STREET COMMITMENT CORPORATION
                                        (Recourse only to assets of William
                                        Street Commitment Corporation)


                                        By: /s/ Mark Walton
                                            ------------------------------------
                                        Name: Mark Walton
                                        Title: Assistant Vice President

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                                        WELLS FARGO BANK, N.A.


                                        By: /s/ Ling Li
                                            ------------------------------------
                                        Name: Ling Li
                                        Title: Vice President